Summary Prospectus Supplement dated February 24, 2020

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Main Street Mid Cap Fund

This supplement amends the Summary Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses and retain it for future reference.

The following information replaces the table in its entirety under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Raymond Anello	Portfolio Manager (co-lead)	2019 (predecessor fund 2011)
Belinda Cavazos	Portfolio Manager (co-lead)	2020
Joy Budzinski	Portfolio Manager	2019 (predecessor fund 2012)
Magnus Krantz	Portfolio Manager	2019 (predecessor fund 2012)
Kristin Ketner Pak	Portfolio Manager	2019 (predecessor fund 2012)
Raman Vardharaj	Portfolio Manager	2019 (predecessor fund 2009)
Adam Weiner	Portfolio Manager	2019 (predecessor fund 2012)
Matthew P. Ziehl	Portfolio Manager	2019 (predecessor fund 2009”

O-MSM-SUMSUP 022420